Filed Pursuant to Rule 497(a)

File No. 333-231247

Rule 482 AD

WhiteHorse Finance, Inc. Announces Pricing of Public Offering by Selling

Stockholders

NEW YORK, NY – December 5, 2019 – WhiteHorse Finance, Inc., a business development company (the “Company”) (Nasdaq:WHF), today announced that certain of its stockholders (the “Selling Stockholders”), which are funds affiliated with H.I.G. Capital, LLC (“H.I.G. Capital”), have priced an underwritten, public offering of 2,250,000 shares of common stock of the Company at a public offering price of $13.83 per share pursuant to the Company’s shelf registration statement, which was filed with, and has been declared effective by, the Securities and Exchange Commission (the “Commission”).

The offering is expected to close on December 9, 2019, subject to customary closing conditions. The Selling Stockholders have also granted the underwriters an option to purchase up to an additional 337,500 shares of common stock of the Company to cover over-allotments, if any. The Company will not receive any proceeds from the sale of shares in the offering.

Raymond James, Keefe, Bruyette & Woods, Inc., A Stifel Company, and Deutsche Bank Securities are serving as joint book-running managers for the offering. Ladenburg Thalmann, Oppenheimer & Co., B. Riley FBR and National Securities Corporation, a wholly owned subsidiary of National Holdings Corporation (Nasdaq:NHLD), are serving as co-managers for the offering.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement dated December 4, 2019 and the accompanying prospectus dated June 11, 2019, which have been filed with the Commission, contain this and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from the joint book-running managers at: Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, telephone: (800) 248-8863, email: prospectus@raymondjames.com; Keefe, Bruyette & Woods, Inc., Equity Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019, telephone: (800) 966-1559, email: USCapitalMarkets@kbw.com; and Deutsche Bank Securities Inc., Prospectus Group, 60 Wall Street, New York, NY 10005, telephone: (800) 503-4611, email: prospectus.CPDG@db.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance, Inc. is a business development company that originates and invests in loans to privately held, lower middle market companies across a broad range of industries. The Company’s investment activities are managed by its investment adviser, H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital. H.I.G. Capital is a leading global alternative asset manager with approximately $35 billion of capital under management* across a number of funds focused on the small and mid-cap markets.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contacts

Stuart Aronson

WhiteHorse Finance, Inc.

212-506-0500

saronson@higwhitehorse.com

Joyson C. Thomas

WhiteHorse Finance, Inc.

305-379-2322

jthomas@higwhitehorse.com

Sean Silva

Prosek Partners

646-818-9122

ssilva@prosek.com

Source: WhiteHorse Finance, Inc.

*Based on total capital commitments managed by H.I.G. Capital and affiliates.